NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Large Cap Value Fund

Supplement dated July 6, 2020
to the Summary Prospectus dated July 6, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On June 10, 2020, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the NVIT Multi-Manager Large Cap Value Fund (the “MM LCV Fund”) and NVIT Mellon Dynamic U.S. Equity Income Fund (“Mellon Dynamic Equity Fund”), each a series of the Trust, pursuant to which the MM LCV Fund would be merged into the Mellon Dynamic Equity Fund (the “Merger”).  Shareholders of the MM LCV Fund and Mellon Dynamic Equity Fund are not required, and will not be requested, to approve the Merger. Further information regarding the details of the Merger and the Mellon Dynamic Equity Fund will be provided in an information statement that will be delivered to the MM LCV Fund’s shareholders.

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